As filed with the Securities and Exchange Commission on February 18, 2009

1933 Act File No. 333-157221

1940 Act File No. 811-22278

Form N-2

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1
Post-Effective Amendment No.
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 1

Federated Tax Exempt Term Trust

(formerly, Federated Municipal Term Trust)

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

Gregory Dulski, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: April 30, 2009

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to section 8(c)
☐	immediately upon filing pursuant to paragraph (b)
☐	on pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on pursuant to paragraph (a)

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee*
Common stock	4,000,000 shares	$15/share	$60,000,000	$2,358

*	$2,358 was previously paid on February 10, 2009

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [            ], 2009

PROSPECTUS

                    SHARES

Federated Tax Exempt Term Trust

Common Shares

$15.00 Per Share

Investment Objective. Federated Tax Exempt Term Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company. The Fund’s investment objective is to provide current income exempt from federal regular income tax and alternative minimum tax (“AMT”) and then to liquidate on or about                     ,              and distribute all of the Fund’s net assets to shareholders. The Fund cannot assure you that it will achieve its investment objective.

Investment Portfolio. Under normal circumstances, the Fund will invest at least 95% of its assets in tax exempt securities that are rated “investment grade” at the time of purchase by at least one nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are deemed to be of equivalent quality by Federated Investment Management Company, the Fund’s investment adviser (“Adviser”). The Fund may invest up to 5% of its assets in tax exempt securities of below investment grade quality (but not lower than B). Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

After the initial invest-up period, the tax exempt securities in the Fund’s portfolio are expected to have a dollar-weighted average maturity at the time of purchase approximately equal to the Fund’s termination date. Over time, the Fund’s dollar-weighted average portfolio maturity is expected to shorten in relation to the remaining term of the Fund. However, there is no assurance that the Fund will achieve any particular NAV at the termination date.

No Prior History. Because the Fund is newly organized, its common shares (“Common Shares”) have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset values (“NAV”) and investors may lose money by purchasing Common Shares in the initial public offering. This risk may be greater for investors expecting to sell their Common Shares in a relatively short period after completion of the public offering. The Fund intends to apply for listing on the New York Stock Exchange, under the symbol “    ”.

Investing in Common Shares involves certain risks. See “Risks” on page 35 of this prospectus.

	Per Share	Total
Public offering price	$	$
Sales load	$	$
Estimated offering expenses(1)	$	$
Proceeds to the Fund	$	$

(1)	In addition to the sales load, the Fund will pay organizational and offering expenses of up to $ per Common Share, estimated to total $ . “Proceeds to the Fund” (above) reflects such expenses. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than the sales load) that exceed $ per Common Share.

The underwriters may purchase up to                  additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover over-allotments.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The underwriters expect to deliver Common Shares to purchasers on or about                     , 2009.

The date of this prospectus is                     , 2009.

You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in Common Shares and retain it for future reference. A Statement of Additional Information, dated                     , 2009, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page      of this prospectus, the annual and semi-annual reports to shareholders when available, and other information about the Fund by calling 1-800-341-7400 or from the Fund’s website (http://www.federatedinvestors.com). The SAI, the annual and semi-annual reports to shareholders when available, and other information about the Fund are available on the SEC’s web site (http://www.sec.gov).

The Fund’s Common Shares are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. Neither the Fund nor the underwriters are making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any other date than the date on the front of this prospectus.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in Common Shares. You should review the more detailed information contained in this prospectus and in the Statement of Additional Information.

THE FUND	Federated Tax Exempt Term Trust is a newly organized, diversified, closed-end management investment company. See “The Fund.”

THE OFFERING	The Fund is offering Common Shares, with a par value of $.01 per Common Share, at $15.00 per Common Share, through a group of underwriters led by (“ ”). You must purchase at least 100 Common Shares to participate in this offering. The Fund has given the underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. Federated Investment Management Company (the “Adviser”) has agreed to pay organizational expenses and offering costs (other than the sales load) that exceed $ per Common Share. See “Underwriting.”

INVESTMENT OBJECTIVE	The Fund’s investment objective is to provide current income exempt from federal regular income tax and AMT and then to liquidate on or about , and distribute all of the Fund’s net assets to shareholders. The Fund cannot assure you that it will achieve its investment objective.

INVESTMENT POLICIES	The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal regular income tax and AMT. The Adviser will not conduct its own analysis of the tax status of the interest paid by tax exempt securities held by the Fund.

Under normal circumstances, the Fund will invest at least 95% of its assets in tax exempt securities that are rated “investment grade” at the time of purchase by at least one NRSRO or, if unrated, are deemed to be of equivalent quality by the Adviser. The Fund may invest up to 5% of its assets in tax exempt securities of below investment grade quality (but not lower than B). Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.” See “Ratings of Investments.”

The Fund may invest all or a portion of its net assets in illiquid securities.

After the initial invest-up period, the tax exempt securities in the Fund’s portfolio are expected to have a dollar-weighted average maturity at the time of purchase approximately equal to the Fund’s termination date. Over time, the Fund’s dollar weighted average portfolio maturity is expected to shorten in relation to the remaining term of the Fund. However, there is no assurance that the Fund will achieve any particular NAV at the termination date.

If market conditions change to make issuance of preferred shares viable, the Fund may offer preferred shares that could represent up to 20% of the Fund’s capital immediately after issuance (“Preferred Shares”). The Fund also may add leverage to the portfolio by investing up to 15% of its net assets in inverse floaters and derivative contracts. Any economic effect of leverage will create an opportunity for increased returns on the Fund’s Common Shares, but also create the possibility of diminished returns if the cost of leverage exceeds the return on the Fund’s investment. See “Preferred Shares, Inverse Floaters and Other Forms of Leverage-Other Forms of Leverage and Borrowings.”

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions by taking temporary positions in any high-quality,

short-term securities or cash that may be either tax exempt or taxable. If the Fund takes a temporary position, it may be unable to achieve its investment objective. See “The Fund’s Investments” and “Investment Policies and Techniques” in the SAI.

DERIVATIVES	The Fund may use a variety of derivative instruments as part of its investment strategies or for hedging or risk management purposes. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt instruments, interest rates, currencies or currency exchange rates, commodities and related indexes.

SPECIAL TAX CONSIDERATIONS	The Fund invests primarily in securities that pay interest exempt from federal regular income tax and AMT. Consequently, the regular monthly dividends that you receive generally will be exempt from federal regular income tax and AMT. However, dividends may be subject to state and local taxes. In addition, distributions of any capital gain or other taxable income will be taxable to shareholders. The Fund will allocate dividends paid as exempt interest dividends, capital gain dividends and ordinary taxable dividends between Common Shareholders and Preferred Shareholders in proportion to the total dividends paid to each such class of shares. See “Tax Matters.”

LIMITED TERM	The Fund will terminate on or about , . Upon its termination, the Fund will distribute substantially all of its net assets, determined using the Fund’s then current NAV, to holders of Common Shares (“Common Shareholders”), after making appropriate provision for any liabilities of the Fund. There is no assurance that the Fund will achieve any particular NAV at the termination date.

PREFERRED SHARES, INVERSE FLOATERS AND OTHER FORMS OF LEVERAGE	If market conditions change to make issuance of Preferred Shares viable, the Fund may offer Preferred Shares that could represent up to 20% of the Fund’s capital immediately after issuance. For purposes of this prospectus, the Fund’s capital means the total assets of the Fund less all liabilities and indebtedness not representing Preferred Shares or other senior securities. See “Preferred Shares, Inverse Floaters, and Other Forms of Leverage.”

The Fund also may add leverage to the portfolio by investing up to 15% of its net assets in inverse floaters and derivative contracts.

The issuance of Preferred Shares, if any, or use of inverse floaters and derivative contracts will be limited by the Investment Company Act of 1940 (the “1940 Act”). See “Preferred Shares, Inverse Floaters and Other Forms of Leverage.”

The issuance of Preferred Shares, if any, or investment in inverse floaters and derivative contracts will leverage Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. See “Risks-Preferred Shares Leverage Risk,” “Risks-Inverse Floater Leverage Risk,” and “Risks-Derivative Contract and Hybrid Instrument Risk.”

The Fund cannot assure you that the issuance of Preferred Shares, if any, or the use of inverse floaters and derivative contracts will result in a higher yield on the Common Shares. If Preferred Shares are issued or inverse floaters and derivative contracts are used, the NAV and market price of Common Shares and the yield to Common Shareholders will be more volatile. See “Preferred Shares, Inverse Floaters and Other Forms of Leverage,” “Description of Shares-Preferred Shares,” “Risks-Preferred Shares Leverage Risk,” “Risks-Inverse Floater Leverage Risk,” and “Risks-Derivative Contract and Hybrid Instrument Risk.”

INVESTMENT ADVISER	Federated Investment Management Company will be the Fund’s investment adviser. The Adviser will receive an annual fee in a maximum amount equal to % of the average daily value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including assets financed through the creation of tender option bond trusts, and assets attributable to any Preferred Shares or borrowings that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). The liquidation preference of the Preferred Shares is not a liability. The Adviser has contractually agreed to waive receipt of a portion of the management fee or reimburse other expenses of the Fund in the amount of % of the average daily value of the Fund’s Managed Assets from the commencement of operations through (i.e., approximately the first years of the Fund’s operations), and for a declining amount for an additional years (through ). See “Management of the Fund.”

DISTRIBUTIONS	The Fund intends to distribute monthly all or a portion of its tax exempt interest income to Common Shareholders (after it pays accrued dividends on any Preferred Shares of the Fund that may be outstanding). It is expected that the initial monthly dividend on Common Shares will be declared approximately 45 days after completion of this offering and that the initial monthly dividend will be paid approximately 60 to 90 days after completion of this offering. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional authorized but unissued Common Shares from the Fund or by purchasing Common Shares in the open market through the Fund’s Dividend Reinvestment Plan. See “Dividend Reinvestment Plan.”

If the Fund realizes a capital gain or other taxable income, it will be required to allocate such income between Common Shares and

Preferred Shares in proportion to the total dividends paid to each class for the year in which or with respect to which the income is paid. The Fund will distribute capital gains, if any, annually. See “Distributions” and “Preferred Shares, Inverse Floaters and Other Forms of Leverage.”

LISTING	The Fund intends to apply to list its Common Shares on the New York Stock Exchange (the “Exchange”), subject to notice of issuance. See “Description of Shares-Common Shares.” The trading or “ticker” symbol of the Common Shares is “ .”

CUSTODIAN AND TRANSFER AGENT	will serve as the Fund’s Custodian and will serve as the Fund’s Transfer Agent. See “Custodian and Transfer Agent.”

MARKET PRICE OF SHARES	Common Shares of closed-end investment companies frequently trade at prices lower than their NAV. Common Shares of closed-end investment companies like the Fund that invest primarily in investment grade tax exempt securities have during some periods traded at prices higher than their NAV and during other periods traded at prices lower than their NAV. The Fund cannot assure you that its Common Shares will trade at a price higher than or equal to NAV. The Fund’s NAV will be reduced immediately following this offering by the sales load and the amount of the organizational and offering expenses paid by the Fund. See “Use of Proceeds.“ In addition to NAV, the market price of the Fund’s Common Shares may be affected by dividend levels, which are in turn affected by expenses, call protection for portfolio securities, dividend stability, portfolio credit quality, liquidity and market supply and demand. See “Preferred Shares, Inverse Flaoters and Other Forms of Leverage,” “Risks,” “Description of Shares” and the section of the Statement of Additional Information with the heading “Repurchase of Common Shares.” The Common Shares are designed primarily for long-term investors and you should not purchase Common Shares if you intend to sell them shortly after purchase.

SPECIAL RISK CONSIDERATIONS	No Operating History. The Fund is a newly organized, closed-end management investment company with no operating history.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV. Market discount risk may be greater for investors expecting to sell their Common shares in a relatively short period following completion of this offering, and may decline as the Fund approaches its termination date.

Limited Term Risk. It is anticipated that the Fund will terminate on or about                     . As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders. There is no assurance that the Fund will achieve any particular NAV at the termination date.

Interest Rate Risk. Prices of tax exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax exempt securities fall. However, market factors, such as the demand for particular tax exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

Interest rate changes have a greater effect on the price of tax exempt securities with longer maturities. Because the Fund will invest primarily in long-term tax exempt securities, the NAV of Common Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term tax exempt securities.

The Fund may use certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

The Fund’s use of leverage tends to increase the interest rate risk of Common Shares.

Credit Risk. Credit risk is the possibility that an issuer of a tax exempt security will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many fixed income securities (including tax exempt securities) receive credit ratings from NRSROs such as Standard & Poor’s and Moody’s Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. If a security has not received a rating, the Fund must rely entirely on the Adviser’s credit assessment.

Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund.

Preferred Shares Leverage Risk. The use of leverage through the issuance of Preferred Shares, if any, creates an opportunity for increased income that may be distributed as Common Share dividends, but also creates special risks for Common Shareholders. Two major types of risks created by leveraging the Fund by issuing Preferred Shares include:

•

the likelihood of greater volatility of NAV and market price of Common Shares, because changes in the value of the Fund’s tax exempt security portfolio (including securities bought with the proceeds of the Preferred Shares offering) are borne entirely by Common Shareholders; and

•	the possibility either that Common Share income will fall if the Preferred Share dividend rate rises, or that Common Share income will fluctuate because the Preferred Share dividend rate varies.

It is anticipated that dividends on Preferred Shares, if any, will be based on shorter-term tax exempt security yields (which will be reset periodically) and that the Fund will invest the proceeds of the Preferred Shares offering in long-term, typically fixed rate, tax exempt securities. So long as the Fund’s tax exempt security portfolio provides a higher yield, net of Fund expenses, than the Preferred Share dividend rate, as reset periodically, the leverage may cause Common Shareholders to receive higher dividends than if the Fund were not leveraged. However, the Fund’s leveraging strategy may not be successful. For example, if short-term rates rise, the Preferred Share dividend rate could exceed the yield on long-term tax exempt securities held by the Fund that were acquired during periods of generally lower interest rates, reducing dividends to Common Shareholders. In addition, if interest rates rise, the value of the Fund’s holdings in long-term tax exempt securities likely will fall, resulting in a decline in the NAV of Common Shares. Preferred Shares are expected to pay cumulative dividends, which may tend to increase leverage risk.

Because the fees received by the Adviser are based on the Managed Assets of the Fund (including assets represented by Preferred Shares and any leverage created thereby), the Adviser has a financial incentive for the Fund to issue Preferred Shares, which may create a conflict of interest between the Adviser and Common Shareholders.

Inverse Floater Leverage Risk. In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of inverse floaters will generally be more volatile than that of fixed rate securities.

Any economic effect of leverage through the Fund’s purchase of inverse floaters will create an opportunity for increased Common Shares dividends, but will also create the possibility that Common Shares returns will be diminished if the cost of leverage exceeds the return on the inverse floaters purchased by the Fund. Because the fee received by the Adviser are based on the Managed Assets of the Fund (including assets financed through the creation of tender option bond trusts), the Adviser has a financial incentive for the Fund to invest in inverse floaters, which may create a conflict of interest between the Adviser and the Common Shareholders.

Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floaters is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floaters at less than favorable prices, or to liquidate other Fund portfolio holdings.

Risks Associated with Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate and credit risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

Tax Exempt Securities Market Risk. The amount of public information available about tax exempt securities is generally less than that for corporate equities or bonds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax exempt securities also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its tax exempt securities at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund’s investments in tax exempt securities.

Derivative Contract and Hybrid Instrument Risk. The Fund’s use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as interest rate, credit, liquidity, credit enhancement and leverage risks.

Counterparty Risk. Counterparty risk is the

risk that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. The Fund will have counterparty risk with respect to the derivative contracts that it purchases, among other things. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk. Income from the Fund’s tax exempt security portfolio will decline if and when the Fund invests the proceeds from matured, traded or called tax exempt securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price or overall return of Common Shares.

Tax Risk. In order to be tax exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to Common Shareholders to be taxable. Changes or proposed changes in federal or state tax laws may cause the prices of tax exempt securities to fall and/or may affect the tax exempt status of the securities in which th Fund invests.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions, and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes.

Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, such as hospitals or life care facilities and transportation-related issuers. In addition, a substantial part of the Fund’s portfolio may be comprised of securities credit enhanced by banks, insurance companies or companies with similar characteristics. As a result, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these sectors and entities.

Call Risks. Call risk is the possibility that an issuer may redeem a fixed-income security (including tax-exempt securities) before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security (including tax-exempt securities) is called, the Fund may have to reinvest the proceeds in other fixed-income securities (including tax-exempt securities) with lower interest rates, higher credit risks or other less favorable characteristics.

Liquidity Risk. Certain securities in which the Fund invests may be less readily marketable and may be subject to greater fluctuation in price than other securities. Liquidity risk also refers to the possibility that the Fund may not be able to close out a derivative contract when it wants to. Below investment-grade securities generally have less liquidity than investment-grade securities. Over the-counter (OTC) derivative contracts generally carry greater liquidity risk than exchange traded contracts.

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from the Fund’s investments will be worth less in the future as inflation decreases the present value of payments at future dates.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. Government to take a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of municipal securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including tax exempt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities, including tax exempt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s tax exempt securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Temporary Defensive Strategies Risk. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

SUMMARY OF FUND EXPENSES

The following table shows Fund expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses

Sales Load Paid by You (as a percentage of offering price)	4.50%
Expenses Borne by the Fund		%(1)
Dividend Reinvestment Plan Fees	None	(2)

Percentage Of Net Assets

Attributable To Common Shares

Annual Expenses

Management Fees	%
Interest Payments on Borrowed Funds	%
Other Expenses	%
Acquired Fund Fees and Expenses	%
Total Annual Expenses	%
Fee and Expense Waiver	%(3)
Total Net Annual Expenses	%(3)

(1)	The Adviser has agreed to pay organizational and offering costs of the Fund (other than the sales load) that exceed $ per Common Share.
(2)	You will pay brokerage charges if you direct the Plan Administrator to sell your Common Shares held in a dividend reinvestment account.

(3)	The Adviser has agreed to waive a portion of the management fees that it is entitled to receive from the Fund at the annual rate of % of the Fund’s Managed Assets from the commencement of operations through (i.e., approximately the first years of the Fund’s operations), % of Managed Assets in year , % of Managed Assets in year and % of Managed Assets in year .

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table under “Other Expenses” are based on estimated amounts for the Fund’s first year of operation. See “Management of the Fund” and “Dividend Reinvestment Plan.”

The following example illustrates the expenses (including the $45 sales load and estimated $             offering expenses) that you would pay on a $1,000 investment in Common Shares, assuming (a) total net annual expenses of     % of net assets attributable to Common Shares in years 1 through 5, increasing to     % in year 10 and (b) a 5% annual return(1):

	1 year	3 years	5 years	10 years(2)
Total Expenses Incurred	$	$	$	$

(1)	The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated “Other Expenses” set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below, and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.
(2)	Assumes waiver of management fees at the annual rate of % of the Fund’s average daily net assets attributable to Common Shares in year ( % of average daily Managed Assets), % ( %) in year 7 and % ( %) in year 8. The Adviser has not agreed to waive any portion of the management fees it is entitled to receive from the Fund beyond . See “Management of the Fund-Investment Management Agreement.”

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 10, 2009, pursuant to an Agreement and Declaration of Trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 4000 Ericsson Drive Warrendale, PA 15086-7561, and its telephone number is 1-800-341-7400.

U SE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $             ($             if the underwriters exercise the over-allotment option in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay the amount by which the aggregate of all the Fund’s organizational and offering costs (other than the sales load) exceeds $             per Common Share. The Fund will invest the net proceeds of the offering in accordance with the

Fund’s investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest primarily in tax exempt securities that meet the Fund’s investment objective and policies within approximately three months after the completion of the offering, also referred to as the invest-up period. During the invest-up period, it is anticipated that the proceeds may be invested in short-term, high-quality securities, which may generate taxable income.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide current income exempt from federal regular income tax and AMT, and then to liquidate on or about                                          and distribute all of the Fund’s net assets to shareholders at its then current NAV.

This section provides additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques and the associated risks is included in the SAI.

Investment Policies

The Fund will invest primarily in securities that, in the opinion of bond counsel to the issuer, or on the basis of another authority believed by the Adviser to be reliable, pay interest exempt from federal regular income tax and AMT. The Adviser will not conduct its own analysis of the tax status of the interest paid by tax exempt securities held by the Fund.

Under normal circumstances, the Fund will invest at least 95% of its assets in tax exempt securities that are rated “investment grade” at the time of purchase by at least one NRSRO or, if unrated, are deemed to be of equivalent quality by the Adviser. The Fund may invest up to 5% of its assets in tax exempt securities of below investment grade quality (but not lower than B). Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and are commonly referred to as “junk bonds.”

The Fund may invest all or a portion of its net assets in illiquid securities.

The Adviser performs a fundamental credit analysis on tax exempt securities that the Fund is contemplating purchasing before the Fund purchases such securities. The Adviser considers various factors, including the economic feasibility of revenue bond financings and general purpose financings; the financial condition of the issuer or guarantor; and political developments that may affect credit quality. The Adviser monitors the credit risks of the tax exempt securities held by the Fund on an ongoing basis by reviewing periodic financial data and ratings of NRSROs.

After the initial invest-up period, the tax exempt securities in the Fund’s portfolio are expected to have a dollar-weighted average maturity at the time of purchase approximately equal to the Fund’s termination date. Over time, the Fund’s dollar weighted average portfolio maturity is expected to shorten in relation to the remaining term of the Fund. However, there is no assurance that the Fund will achieve any particular NAV at the termination date.

If market conditions change to make issuance of Preferred Shares viable, the Fund may offer Preferred Shares that could represent up to 20% of the Fund’s capital immediately after issuance. The Fund also may add leverage to the portfolio by investing up to 15% of its net assets in inverse floaters and derivative contracts. Any economic effect of leverage will create an opportunity for increased returns on the Fund’s Common Shares, but also create the possibility of diminished returns if the cost of leverage exceeds the return on the Fund’s investment. See “Preferred Shares, Inverse Floaters and Other Forms of Leverage-Other Forms of Leverage and Borrowings.”

Under normal conditions, so long as the Fund’s name includes the words “tax-free” the Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal income tax and AMT (“80% Policy”).

The Fund cannot change its investment objective or the 80% Policy without the approval of (1) the holders of a majority of the outstanding Common Shares and, if Preferred Shares are issued, the Preferred Shares voting together as a single class, and (2) the holders of a majority of the outstanding Preferred Shares voting as a separate class. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less. See “Description of Shares-Preferred Shares-Voting Rights” and the Statement of Additional Information under “Description of Shares-Preferred Shares” for additional information with respect to the voting rights of Preferred Shareholders.

Temporary Investments

For temporary purposes, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its assets in high quality, short-term securities, or cash that may be either tax exempt or taxable. The Fund may do this in response to unusual circumstances, such as adverse market economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate tax exempt securities). Investments in taxable short-term securities would result in a portion of your dividends being subject to federal income taxes. For more information, see “Tax Matters” in this prospectus and the Statement of Additional Information.

Investment Ratings

The Adviser will determine whether a security is investment grade based upon the credit ratings given by one or more NRSROs, such as Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch, Inc. (“Fitch”). For example, S&P assigns ratings to investment grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer’s inability to pay interest or principal (default) when due on each security. Securities in the lowest investment grade category may be considered to possess speculative characteristics by certain NRSROs. An NRSRO’s rating categories are determined without regard for sub-categories and gradations. If a security is downgraded below the investment ratings parameters described in this prospectus, the Adviser will reevaluate the security, but will not be required to sell it.

Tax exempt securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal and are commonly referred to as “junk bonds.”

If a security has not received a rating, the Fund must rely entirely upon the Adviser’s credit assessment. See “Appendix A-Ratings of Investments” for a description of NRSRO ratings.

Investment Securities

Tax Exempt Securities

Tax exempt securities are fixed income securities that, in the opinion of bond counsel to the issuer or on the basis of another authority believed by the Adviser to be reasonable, pay interest that is not subject to federal regular income taxes. Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount, normally within a specified time.

Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer’s power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer’s authority to impose additional taxes may be limited by its charter or state law.

Special Revenue Bonds

Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls or fees. Holders of special revenue bonds may not depend on the municipality’s general taxes or revenues for payment of the bonds. For example, a municipality may issue bonds to build a toll road and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

Private Activity Bonds

Private activity bonds are special revenue bonds used to finance private projects. A certain percentage of the proceeds from a private activity bond is used for a private business use or a certain percentage of the debt service regarding a private activity bond is paid directly or indirectly from a private business use. A private business use is a trade or business carried on by any person or entity other than a governmental unit. Private activity bonds are secured primarily by revenues derived from loan repayments or lease payments due from the private entity, which may or may not be guaranteed by a parent company or otherwise secured. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to cover interest and principal payments on the bonds. The bonds would be payable from the company’s loan payments, and generally not from any other revenues of the municipality. Therefore, any default of the loan normally would result in a default on the bonds. Types of private activity bonds include, for example: bonds issued to obtain funds to provide water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating and cooling facilities, qualified hazardous waste facilities, high speed intercity rail facilities, certain airports, docks, wharves and mass transportation facilities and qualified mortgages; qualified student loan bonds; qualified redevelopment bonds and bonds issued by certain organizations exempt from federal income taxation (qualified 501(c)(3) bonds).

While, the interest on many types of private activity bonds is subject to AMT, the Fund invests in private activity bonds that are not subject to AMT.

Zero Coupon Securities

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate risks and credit risks of a zero coupon security.

Municipal Leases

Municipalities may enter into leases for equipment or facilities. In order to comply with state public financing laws, these leases are typically subject to annual appropriation. In other words, a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility but may lose money on the sale.

The Fund may invest in securities supported by pools of municipal leases. The most common type of lease backed securities is certificates of participation (COPs). However, the Fund may also invest directly in individual leases.

Inverse Floaters

An inverse floater has a variable interest rate that moves in the opposite direction of market interest rates. Inverse floaters represent beneficial interests in a special purpose trust (also known as a tender option bond trust) formed by a third party sponsor for the purpose of holding municipal bonds. The special purpose trust typically sells two classes of beneficial interests or securities: short-term floating rate municipal securities (sometimes referred to as short-term floaters or tender option bonds), which are sold to third party investors, and inverse floaters, which the Fund would purchase. The short-term floating rate securities have first priority on the cash flow from the municipal bonds held by the special purpose trust. Typically, a third party, such as a bank, broker dealer or other financial institution, grants the floating rate security holders the option, at periodic intervals to tender their securities to the institution and receive the face value thereof. As the consideration for providing the option, the financial institution receives periodic fees. The holder of the short-term floater effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. However, the financial institution will not be obligated to accept tendered short-term floaters in the event of certain defaults, or a significant downgrade in the credit rating assigned to the issuer of the municipal bond held in the special purpose trust.

For its investment, the Fund is paid the residual cash flow from the special purpose trust. The volatility of the interest cash flow and the residual market value will vary with the degree to which the special purpose trust is leveraged. This is expressed in the ratio of the face value of the short-term floaters in relation to the inverse floaters that are issued by the special purpose trust. In addition, all voting rights and decisions to be made with respect to any other rights relating to the municipal bonds held in the special purpose trust are passed through to the Fund, as the holder of the inverse floaters.

Because increases in either the interest rate on the securities or the value of indexes (with which inverse floaters maintain their inverse relationship) reduce the residual interest paid on inverse floaters, inverse floaters’ value generally is more volatile than that of fixed rate bonds. Inverse floaters have varying degrees of liquidity that approximate the liquidity of the underlying bonds, and the market price for these securities is volatile. These securities generally will underperform the market of fixed rate bonds in a rising interest rate environment, but tend to outperform the market of fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, inverse floaters typically offer the potential for yields that exceed the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity.

Tax Increment Financing Bonds

Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could fail to pay principal or interest if merchants’ sales, and related tax collections, failed to increase as anticipated.

Municipal Mortgage-Backed Securities

Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single-family homes or to finance multifamily housing. Municipal mortgage-backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Municipal mortgage-backed securities generally have fixed-interest rates. Interest in pools of adjustable-rate mortgages are known as ARMs. Municipal mortgage-backed securities come in a variety of forms. The simplest forms of municipal mortgage-backed securities are pass-through certificates. Holders of pass-through certificates receive a pro rata share of all net interest and principal payments and prepayments from the underlying mortgages. As a result, the holders assume all interest rate and prepayment risks of the underlying mortgages. Other municipal mortgage-backed securities may have more complicated financial structures.

PACS

PACs (planned amortization classes) are a sophisticated form of municipal mortgage-backed security issued with a companion class. PACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes’ shares of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs to control prepayment risks by increasing the risks to their companion classes.

Credit Enhancement

Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed-income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed-income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed-income security.

Delayed Delivery Transactions

Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts OTC in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swap Contracts

A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, total return swaps, credit default swaps and caps and floors.

Hybrid Instruments

Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument. Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

Other Investment Companies

The Fund may invest in securities of other open- or closed-end investment companies. The Fund generally expects to invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, if any, during periods when there is a shortage of attractive high-yielding tax exempt securities available in the market, or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies advised by the Adviser to the extent permitted by applicable law or pursuant to exemptive relief from the SEC; currently, the Fund has not applied for such exemptive relief. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Common Shareholders will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. The Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available tax exempt securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks to which the Fund is subject. As described in this prospectus in the sections entitled “Risks” and “Preferred Shares, Inverse Floaters and Other Forms of Leverage,” the NAV and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares. The Fund treats its investment in such open- or closed-end investment companies as investments in tax exempt securities.

Loans of Portfolio Securities

Although the Fund may lend portfolio securities, the Fund does not currently intend to engage in this practice. By lending portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. In the event of the bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund loaned has increased, the Fund could experience a loss. Income generated from loans of portfolio securities will be taxable. See “Tax Matters.”

The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the requirements of the 1940 Act, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. Government having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the value of the loan is “marked to market” on a daily basis), (iii) the loan be made subject to termination by the Fund at any time and (iv) the Fund receive reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest bearing short-term investments), and distributions on the loaned securities and any increase in their market value. The Fund will not lend portfolio securities if, as a result, the aggregate of such loans exceeds 33 1/3% of the value of the Fund’s total assets (including such loans). Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the NYSE, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the borrower, will be monitored by the Adviser, and will be considered in making decisions with respect to lending securities, subject to review by the Board.

The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Board. In addition, voting rights may pass with the loaned securities, but if a material event were to occur affecting such a loan, the loan must be called and the securities voted by the Fund.

Repurchase Agreements

The Fund may enter into repurchase agreements as temporary investments. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. Income generated from transactions in repurchase agreements will be taxable. See “Tax Matters.” The Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always exceeds the repurchase price. In the event of default by the seller under the repurchase agreement, the Fund may incur costs and experience time delays in connection with the disposition of the underlying securities, and if the value of the underlying securities has decreased, the Fund could experience a loss.

Pre-Refunded Municipal Securities

The principal of, and interest on, pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

PREFERRED SHARES, INVERSE FLOATERS AND OTHER FORMS OF LEVERAGE

If viable market conditions exist, the Fund may offer Preferred Shares that represent up to 20% of the Fund’s capital immediately after their issuance. Preferred Shares will have complete priority over Common Shares upon distribution of assets in liquidation of the Fund. The issuance of Preferred Shares will leverage Common Shares. Leverage involves special risks and there is no assurance that the Fund’s leveraging strategies will be successful. Although the timing and other terms of the offering of

Preferred Shares will be determined by the Fund’s Board of Trustees (the “Board”), the Fund expects to invest the proceeds of a Preferred Shares offering primarily in long-term tax exempt securities. Preferred Shares will pay dividends based on short-term rates. So long as the Fund’s portfolio is invested in securities that provide a higher yield than the dividend rate of Preferred Shares, after taking expenses into consideration, the leverage will allow Common Shareholders to receive higher dividends than if the Fund were not leveraged.

Changes in the value of the Fund’s tax exempt security portfolio, including securities bought with the proceeds of the Preferred Shares offering, will be borne entirely by Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s Managed Assets, including the gross proceeds from the issuance of Preferred Shares.

For tax purposes, the Fund currently is required to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total distributions paid to each class for the taxable year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares instead of solely tax exempt income, the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of the dividends as taxable (“Gross-up Dividends”). This would reduce any advantage of the Fund’s leveraged structure to Common Shareholders.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund’s capital is at least 200% of the liquidation value of the outstanding Preferred Shares plus the aggregate amount of any senior securities of the Fund representing indebtedness (i.e., the liquidation value of the Preferred Shares plus the aggregate amount of senior securities representing indebtedness may not exceed 50% of the Fund’s capital). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund satisfies the 200% capital requirement. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of at least 200%. If the Fund has Preferred Shares outstanding, two of the Fund’s Trustees will be elected by Preferred Shareholders voting separately as a class. The remaining Trustees will be elected by Common Shareholders and Preferred Shareholders voting together as a single class. In the event that the Fund failed to pay dividends on Preferred Shares for two years, Preferred Shareholders would be entitled to elect a majority of the Trustees of the Fund.

If the Fund issues Preferred Shares, it will be subject to certain guidelines imposed by those NRSROs that rate the Preferred Shares. These guidelines are expected to impose capital or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

Preferred Shares may have to be redeemed to the extent that the Fund fails to comply with the capital requirements imposed by the 1940 Act or the NRSROs. In order to redeem Preferred Shares, the Fund may have to liquidate portfolio securities. Such redemptions and liquidations would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund’s ability to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

Assuming that the Preferred Shares will represent approximately 20% of the Fund’s capital and pay dividends at an annual average rate of      %, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed      % in order to cover such dividend payments. Of course, these numbers are merely estimates used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is designed to illustrate the effect of leverage on Common Share total return. The assumed portfolio total returns and Common Share total returns are hypothetical and actual returns may be greater or less than those appearing in the table. The table assumes investment portfolio total returns (comprised of income and changes in the value of the tax exempt securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table further assumes the issuance of Preferred Shares representing      % of the Fund’s capital and the Fund’s currently projected annual Preferred Share dividend rate of 2.00%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	%	%	%	%	%

Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and changes in the value of the tax exempt securities that the Fund owns. The table depicts three cases in which the Fund suffers capital losses and two in which it enjoys capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax exempt interest it receives on investments in tax exempt securities is entirely offset by losses in the value of those investments.

Other Forms of Leverage and Borrowings

The Fund may add leverage to the portfolio by investing up to 15% of its net assets in inverse floaters and by investing in derivative contracts. By adding additional leverage, these strategies have the potential to increase returns to Common Shareholders, but also involve additional risks. Additional leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if the strategies were not used.

Under the 1940 Act, the Fund generally is not permitted to engage in borrowings, including through the use of derivative contracts to the extent that these instruments constitute senior securities, unless immediately after a borrowing the value of the Fund’s capital is at least 300% of the principal amount of such borrowing. In addition, the Fund is not permitted to declare any cash dividend or other distribution on Common Shares unless, at the time of such declaration, the value of the Fund’s capital is at least 300% of such principal amount. If the Fund borrows, it intends, to the extent possible, to prepay all or a portion of the principal amount of the borrowing to the extent necessary in order to maintain the required capital. Failure to meet the capital requirements described herein could result in an event of default and entitle Preferred Shareholders to elect a majority of the Trustees of the Fund. Derivative contracts used by the Fund will not constitute senior securities (and will not be subject to the Fund’s limitations on borrowings) to the extent that the Fund segregates liquid assets at least equal in amount to its obligations under the instruments, or enters into offsetting transactions or owns positions covering its obligations. For instance, the Fund may cover its position in a forward purchase commitment by segregating liquid assets in an amount sufficient to meet the purchase price.

RISKS

The NAV of the Common Shares will fluctuate with and be affected by, among other things, market discount risk, limited term risk, interest rate risk, credit risk, credit enhancement risk, preferred shares leverage risk, inverse floater leverage risk, risks associated with non-investment grade securities, tax exempt security market risk, derivative contract and hybrid instrument risk, insurance risk, counterparty risk, reinvestment risk, tax risk, sector risk, inflation risk, short sales risk, liquidity risk, market disruption and geopolitical risk, government interaction in financial markets risk, current economic condition – credit crisis liquidity and volatility risk, portfolio turnover risk, management risk, temporary defensive strategies risk, when-issued and delayed-delivery transactions risk, and prepayment risks. An investment in Common Shares will also be subject to the risk associated with the fact that the Fund is newly organized.

Newly Organized. The Fund is a newly organized, closed-end management investment company and has no operating history.

Market Discount Risk. As with any stock, the price of the Common Shares will fluctuate with market conditions and other factors. If Common Shares are sold, the price received may be more or less than the original investment.

NAV will be reduced immediately following the initial public offering by the amount of the sales load and organizational and selling expenses paid by the Fund. Shares of closed-end management investment companies frequently trade at a discount from their NAV. Market discount risk may be greater for investors expecting to sell their Common shares in a relatively short period following completion of this offering, and may decline as the Fund approaches its termination date

Limited Term Risk. It is anticipated that the Fund will terminate on or about             . As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the

Fund to lose money. As the Fund approaches its termination date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the Common Shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of assets under management, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders. There is no assurance that the Fund will achieve any particular NAV at the termination date.

Interest Rate Risk. Prices of tax exempt securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of tax exempt securities fall. However, market factors, such as the demand for particular tax exempt securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged. Interest rate changes have a greater effect on the price of tax exempt securities with longer maturities. Because the Fund will invest primarily in long-term tax exempt securities, the NAV of Common Shares will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term tax exempt securities.

The Fund may use certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund’s exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

The Fund’s use of leverage will increase the interest rate risk of Common Shares.

Credit Risk. Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money. Many fixed income securities (including tax exempt securities) receive credit ratings from NRSROs such as Standard & Poor’s and Moody’s Investors Service. These NRSROs assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher perceived credit risk and higher credit ratings correspond to lower perceived credit risk. If a security has not received a rating, the Fund must rely entirely on the Adviser’s credit assessment.

Credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

Credit Enhancement Risk. The securities in which the Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). Credit enhancement is designed to help assure timely payment of the security; it does not protect the Fund against losses caused by declines in a security’s value due to changes in market conditions. Securities subject to credit enhancement generally would be assigned a lower credit rating if the rating were based primarily on the credit quality of the issuer without regard to the credit enhancement. If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded.

A single enhancement provider may provide credit enhancement to more than one of the Fund’s investments. Having multiple securities credit enhanced by the same enhancement provider will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Fund, as the Fund may invest in securities credit enhanced by banks or by bond insurers without limit. Bond insurers that provide credit enhancement for large segments of the fixed income markets, particularly the municipal bond market, may be more susceptible to being downgraded or defaulting during recessions or similar periods of economic stress.

Preferred Shares Leverage Risk. Leverage risk includes the risk associated with the issuance of the Preferred Shares in order to leverage the Fund’s portfolio. There is no assurance that the Fund’s leveraging strategies involving Preferred Shares will be successful. If the Preferred Shares are issued or other forms of leverage are used, the NAV and market value of Common Shares will be more volatile, and the yield distribution to Common Shareholders will tend to fluctuate more in response to changes in interest rates and with changes in the short-term dividend rates on Preferred Shares. If the dividend rate on Preferred Shares approaches the yield on the Fund’s investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on Preferred Shares exceeds the yield on the Fund’s portfolio, the leverage will result in a lower dividend to Common Shareholders than if the Fund were not leveraged. Because the long-term bonds included in the Fund’s portfolio will typically pay fixed rates of interest while the dividend rate on Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay and the Common Shareholders will bear any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares instead of solely tax-exempt income, the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund’s leveraged structure to Common Shareholders without reducing the associated risk. See “Preferred Shares, Inverse Floaters and Other Forms of Leverage.” The Fund cannot assure you that it will issue Preferred Shares or use other forms of leverage or, if used, that these strategies will result in a higher yield or return to Common Shareholders.

Similarly, any decline in the NAV of the Fund’s investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in NAV to Common Shareholders than if the Fund were not leveraged. This greater NAV decrease will also tend to cause a greater decline in the market price for Common Shares. The Fund might be in danger of failing to maintain the 200% capital requirement or of losing its ratings on Preferred Shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low tax exempt securities prices may result in capital loss and may reduce returns to Common Shareholders.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage likely would operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may invest in the securities of other investment companies. Such securities may also be leveraged and will therefore be subject to the leverage risks described above. This additional leverage may in certain market conditions reduce the NAV of the Fund’s Common Shares and the returns to Common Shareholders.

Inverse Floater Leverage Risk. In general, income on inverse floaters will decrease when interest rates increase and increase when interest rates decrease. Investments in inverse floaters may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floaters may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of inverse floaters will generally be more volatile than that of fixed rate securities.

Any economic effect of leverage through the Fund’s purchase of inverse floaters will create an opportunity for increased Common Shares dividends, but will also create the possibility that Common Shares returns will be diminished if the cost of leverage exceeds the return on municipal bonds held by the tender option bond trust. See “The Fund’s Investments-Investment Securities-Tax Exempt Securities-Inverse Floaters.” Because the fee received by the Adviser are based on the Managed Assets of the Fund (including assets financed through the creation of tender option bond trusts), the Adviser has a financial incentive for the Fund to invest in inverse floaters, which may create a conflict of interest between the Adviser and the Common Shareholders.

Inverse floaters have varying degrees of liquidity based upon the liquidity of the underlying securities deposited in a tender option bond trust. The market price of inverse floaters is more volatile than the underlying securities due to leverage. In circumstances where the Fund has a need for cash and the securities in a tender option bond trust are not actively trading, the Fund may be required to sell its inverse floaters at less than favorable prices, or to liquidate other Fund portfolio holdings.

Risks Associated With Non-Investment Grade Securities. Securities rated below investment grade, also known as junk bonds, generally entail greater credit, interest rate and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively and their trading market may be more limited.

Tax Exempt Security Market Risk. Investing in the tax exempt securities market involves certain risks. The amount of public information available about the tax exempt securities in the Fund’s portfolio is generally less than that for corporate equities or bonds. Consequently, the Adviser may make investment decisions based on information that is incomplete or inaccurate. The secondary market for tax exempt securities tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its bonds at attractive prices. Special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund’s investments in tax exempt securities.

The ability of municipal issuers to make timely payments of interest and principal may be diminished in general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

Derivative Contract and Hybrid Instruments Risk. The Fund’s use of derivative contracts and hybrid instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund’s total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund’s investments. Any such termination of the Fund’s OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Finally, derivative contracts and hybrid instruments may also involve other risks described in this prospectus or in the Fund’s SAI, such as interest rate, credit, liquidity, credit enhancement and leverage risks.

Counterparty Risk. Counterparty risk is the risk that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. The Fund will have counterparty risk with respect to the derivative contracts that it purchases, among other things. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s bond portfolio will decline if and when the Fund invests the proceeds from matured, traded, prepaid or called bonds at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the market price or overall returns of Common Shares.

Tax Risk. In order to pay interest that is exempt from federal regular income tax, tax-exempt securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal or state tax laws may cause the prices of tax-exempt securities to fall and/or may affect the tax-exempt status of the securities in which the Fund invests.

The federal income tax treatment of payments in respect of certain derivative contracts is unclear. Additionally, the Fund may not be able to close out certain derivative contracts when it wants to. The Fund also may invest in market discount bonds, enter into credit default swap arrangements and other derivative transactions and engage in other permissible activities that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes). Consequently, for each of these reasons, the Fund may receive payments, and make distributions, that are treated as ordinary income for federal income tax purposes. Income from the Fund also may be subject to AMT.

Sector Risk. The Fund may invest 25% or more of its total assets in tax exempt securities of issuers in the same economic sector, including without limitation the following: bonds issued by state and local health finance, housing finance, pollution control, industrial development and other authorities or municipal entities for the benefit of hospitals, life care facilities, educational institutions, housing facilities, transportation systems, industrial corporations or utilities. In addition, a substantial part of the Fund may be comprised of securities that are credit enhanced by insurance companies, banks or other similar financial institutions. As a result, the performance of the Fund will be more susceptible to any economic, business, political or other developments that generally affect these sectors or entities.

Call Risks. Call risk is the possibility that an issuer may redeem a fixed-income security (including tax-exempt securities) before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security’s price. If a fixed-income security (including tax-exempt securities) is called, the Fund may have to reinvest the proceeds in other fixed-income securities (including tax-exempt securities) with lower interest rates, higher credit risks or other less favorable characteristics.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of Common Shares or at NAV. In addition, if the Fund issues Preferred Shares, Preferred Shareholders will have voting rights that could deprive Common Shareholders of such opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of, and distribution of, Common Shares can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

Liquidity Risk. Trading opportunities are more limited for fixed-income securities (including tax-exempt securities) that have not received any credit ratings, have received any credit ratings below investment-grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Below investment-grade securities generally have less liquidity than investment-grade securities.

Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.

Market Disruption and Geopolitical Risk. The aftermath of the war with Iraq, instability in the Middle East and terrorist attacks in the United States around the world may have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation of Iraq cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead to, increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares.

Government Intervention in Financial Markets Risk. The recent instability in the financial markets has led the U.S. Government to take a number of actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of municipal securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Current Economic Conditions — Credit Crisis Liquidity and Volatility Risk. The markets for credit instruments, including tax exempt securities, have experienced periods of extreme illiquidity and volatility since the latter half of 2007. General market uncertainty and consequent repricing risk have led to market imbalances of sellers and buyers, which in turn have resulted in significant valuation uncertainties in a variety of fixed income securities, including tax exempt securities. These conditions resulted, and in many cases continue to result in, greater volatility, less liquidity, widening credit spreads and a lack of price transparency, with many fixed income securities remaining illiquid and of uncertain value. These market conditions may make valuation of some of the Fund’s tax exempt securities uncertain and/or result in sudden and significant valuation increases or declines in its holdings. Illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates on the Common Shares. In addition, the prolonged continuation or further deterioration of current market conditions could adversely impact the Fund’s portfolio.

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year.

Management Risk. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Temporary Defensive Strategies Risk. When the Adviser anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure and invest all or a portion of its assets in cash or short-term fixed-income securities. To the extent that the Fund invests defensively, it likely will not achieve its investment objective.

When-Issued and Delayed-Delivery Transactions Risk. The Fund may purchase municipal securities on a when-issued basis, and may purchase or sell those securities for delayed delivery. When-issued and delayed-delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed-delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself. Similar concerns arise for securities sold on a delayed-delivery basis.

Prepayment Risk. Prepayments may cause losses on securities purchased at a premium. At times, some of the securities in which the Fund may invest may have higher than market interest rates and therefore may be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, may cause the Fund to experience a loss equal to any unamortized premium. In addition, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

HOW THE FUND MANAGES RISK

Investment Limitations

The Fund has adopted certain investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of (1) the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and (2) the approval of the holders of a majority of the outstanding Preferred Shares voting as a separate class.

Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act , any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate. The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from an NRSRO on the Preferred Shares that it may issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objective. See “Investment Objective and Policies” in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund.

Quality of Investments

Under normal circumstances, the Fund will invest at least 95% of its assets in tax exempt securities that are rated investment grade at the time of purchase by at least one NRSRO.

Limited Issuance of Preferred Shares

Under the 1940 Act, the Fund could issue Preferred Shares having a total liquidation value (original purchase price of the shares being liquidated plus any accrued and unpaid dividends) of up to 50% of the value of the capital of the Fund. To the extent that the Fund has outstanding any senior securities representing indebtedness such as through the use of derivative contracts that constitute senior securities, the aggregate amount of such senior securities will be added to the total liquidation value of any outstanding Preferred Shares for purposes of this capital requirement. If the total liquidation value of the Preferred Shares plus the aggregate amount of such other senior securities were ever more than 50% of the value of the capital of the Fund, the Fund would not be able to declare dividends on the Common Shares until the liquidation value and/or aggregate amount of other senior securities, as a percentage of the Fund’s assets, was reduced. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep the liquidation value of the Preferred Shares plus the aggregate amount of other senior securities representing indebtedness below 50% of the value of the Fund’s capital.

Management of Investment Portfolio and Capital Structure to Limit Leverage Risk

The Fund may take certain actions if short-term interest rates increase, or market conditions otherwise change (or the Fund anticipates such an increase or change) and the Fund’s leverage begins (or is expected) to adversely affect Common Shareholders. As explained above under “Risks-Preferred Shares Leverage Risk,” “Risks-Inverse Floater Leverage Risk,” and “Risks-Derivative Contract and Hybrid Instrument Risk,” the success of any such attempt to limit leverage risk depends on the Adviser’s ability to accurately predict interest rate or other market changes. Because of the difficulty of making such predictions, the Fund may never attempt to manage its capital structure in the manner described in this paragraph.

If market conditions suggest that additional leverage would be beneficial, the Fund may sell previously unissued Preferred Shares or Preferred Shares that the Fund previously issued but later repurchased or use other forms of leverage, such as derivative contracts.

MANAGEMENT OF THE FUND

Trustees And Officers

The Board is responsible for the overall management of the Fund, including supervision of the duties performed by the Adviser. There are              Trustees of the Fund.              of the Trustees are “interested persons” (as defined in the 1940 Act). The name and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the Statement of Additional Information.

Investment Adviser

Federated Investment Management Company acts as the Fund’s investment adviser. The Adviser’s address is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.

The Adviser, and other subsidiaries of Federated advise approximately 149 equity, fixed-income, and money market mutual funds as well as a variety of other pooled investment vehicles and customized separately managed accounts, which totaled approximately $407 billion in assets as of December 31, 2008. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,380 employees. Federated provides investment products to over 5,300 investment professionals and institutions.

The Fund’s Portfolio Managers are:

Mary Jo Ochson

Mary Jo Ochson is the Fund’s Portfolio Manager. Ms Ochson was named Chief Investment Officer of tax-exempt fixed income products in 2004. She joined Federated in 1982 and has been a Senior Portfolio Manager and a Senior Vice President of the Fund’s Adviser since 1996. Ms. Ochson is a Chartered Financial Analyst and received her M.B.A. in Finance from the University of Pittsburgh.

RJ Gallo

R.J. Gallo is the Fund’s Portfolio Manager. Mr. Gallo joined Federated in 2000 as an Investment Analyst. He became a Vice President of the Fund’s Adviser in January 2005 and served as Assistant Vice President of the Fund’s Adviser from January 2002 through 2004. He has been a Portfolio Manager since December 2002. From 1996 to 2000, Mr. Gallo was a Financial Analyst and Trader at the Federal Reserve Bank of New York. Mr. Gallo is a Chartered Financial Analyst. Mr. Gallo received a Master’s in Public Affairs with a concentration in Economics and Public Policy from Princeton University.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and their ownership of securities held by the Fund.

Investment Management Agreement

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the Adviser a fee at an annual rate equal to     % of the average daily value of Managed Assets (the “Management Fee”). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of     % of the average daily value of Managed Assets for the first              years of the Fund’s operations (through                     ), and for a declining amount for an additional              years (through                     ). During periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage, because the fee is calculated as a percentage of Managed Assets, which include those assets purchased with leverage.

In addition to the Management Fee of the Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer and dividend disbursing agent expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of independent auditors, expenses of repurchasing shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

For the first              years of the Fund’s operation, the Adviser has undertaken to waive its investment advisory fees and expenses payable by the Fund in the amounts, and for the time periods, set forth below:

Percentage Waived (as A Percentage Of Average Daily Managed Assets)
Twelve Month Period Ending

Month Date, Year**
%
%
%
%
%
%
%
%

**	From the commencement of operations.

The Adviser has not undertaken to waive any portion of the Fund’s fees and expenses beyond              or after termination of the investment management agreement.

Administrative Agreement

Federated Administrative Services (“FAS”), a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. FAS provides these at the following annual rates, based on the average aggregate daily net assets of the Fund and most of the other Federated funds:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio. FAS may voluntarily waive a portion of its fee and may reimburse the Fund for expenses. FAS also provides certain accounting and recordkeeping services with respect to the Fund’s portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

NET ASSET VALUE

The Fund’s NAV per Common Share is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business. To calculate NAV, the Fund’s assets are valued and totaled, liabilities and the aggregate liquidation value of the outstanding Preferred Shares, if any, are subtracted, and the balance is divided by the total number of Common Shares then outstanding.

The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board. A substantial portion of the Fund’s fixed income investments will be valued according to the mean between bid and asked prices as furnished by an independent pricing service. Debt securities with remaining maturities of 60 days or less will be valued at amortized cost. Any securities or other assets for which current market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board.

DISTRIBUTIONS

The Fund will distribute to Common Shareholders monthly dividends of all or a portion of its tax exempt interest income after payment of dividends on any Preferred Shares of the Fund which may be outstanding. It is expected that the initial monthly dividend on the Fund’s Common Shares will be declared approximately 45 days and paid approximately 60 to 90 days after completion of this offering. The Fund expects that all or a portion of any capital gain and other taxable income will be distributed at least annually.

Various factors will affect the level of the Fund’s income, including the asset mix, the amount of leverage used by the Fund and the effects thereof and the Fund’s use of hedging. To permit the Fund to maintain a more stable monthly distribution, the Fund may from time to time distribute less than the entire amount of tax exempt interest income earned in a particular period. The undistributed tax exempt interest income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of tax exempt interest income actually earned by the Fund during the period. Undistributed tax exempt interest income will add to the Fund’s NAV and, correspondingly, distributions from undistributed tax exempt interest income will be deducted from the Fund’s NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Administrator, all dividends declared on Common Shares of the Fund will be automatically reinvested by                                              (the “Plan Administrator”), the administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares of the Fund. Common Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator at the address set forth below if your Shares are registered in your name or by contacting your bank, broker or other entity if your Shares are held in street or other nominee name. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker. The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (1) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (2) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the NAV per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date, which will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the NAV per Common Share at the close of business on the Last Purchase Date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of record shareholders such as banks, brokers or nominees which hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of shares through the Plan Administrator are subject to a $15.00 sales fee and a $0.12 per share sold brokerage commission.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator,                                                      P.O. Box 43011, Providence, RI 02940-3011 or by telephone at (800) 730-6001.

DESCRIPTION OF SHARES

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware on February 10, 2009 pursuant to an Agreement and Declaration of Trust. The Fund is authorized to issue an unlimited number of Common Shares of beneficial interest, par value $0.01 per Common Share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Whenever Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless (1) all accrued dividends on Preferred Shares have been paid, (2) the Fund satisfies the 200% capital requirement and (3) certain other requirements imposed by any NRSROs rating the Preferred Shares have been met. See “Preferred Shares” below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all Common Shareholders.

The Fund has no present intention of offering any additional shares other than the Preferred Shares and Common Shares issued under the Fund’s Dividend Reinvestment Plan. Any additional offerings of shares will require approval by the Board. Any additional offering of shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund’s outstanding voting securities.

The Common Shares have been approved for listing, subject to notice of issuance, on the New York Stock Exchange under the symbol “            ”.

The Fund’s NAV per share generally increases when interest rates decline and decreases when interest rates rise, and these changes are likely to be greater because the Fund intends to have a leveraged capital structure. NAV will be reduced immediately following the offering of Common Shares by the amount of the sales load and organizational and offering expenses paid by the Fund. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell Common Shares already held, the Common Shareholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund that invest primarily in investment grade tax exempt securities have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), call protection on its portfolio securities, dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors and you should not purchase the Common Shares if you intend to sell them soon after purchase. See “Preferred Shares, Inverse Flaoters and Other Forms of Leverage” and the Statement of Additional Information under “Repurchase of Common Shares.”

Preferred Shares

The Fund’s Agreement and Declaration of Trust provides that the Board may authorize and issue Preferred Shares with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights. The 1940 Act requires that Preferred Shareholders, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the Preferred Shareholders have the right to elect a majority of the Trustees of the Fund at any time two years’ dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See “Certain Provisions in the Agreement and Declaration of Trust.” As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of Preferred Shareholders so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of Preferred Shareholders described above will in each case be in addition to any other vote required to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund’s Agreement and Declaration of Trust. The Board, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

CERTAIN PROVISIONS IN THE AGREEMENT AND DECLARATION OF TRUST

The Fund’s Agreement and Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund’s Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a “Principal Shareholder”) refers to any person, including its affiliates and associates, who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund. The 5% holder transactions subject to these special approval requirements are:

•	the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•	the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan);

•

the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•

the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” as defined in the 1940 Act of the Fund will be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders’ meeting at which such conversion was approved and would also require at least 30 days’ prior notice to all shareholders. Conversion of the Fund to an open-end investment company would require the redemption of any outstanding Preferred Shares, which could eliminate or alter the leveraged capital structure of the Fund with respect to the Common Shares. Following any such conversion, it is also possible that certain of the Fund’s investment policies and strategies would have to be modified to assure sufficient portfolio liquidity. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchanges or market systems. Shareholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. The Fund expects to pay all such redemption requests in cash, but reserves the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new shares would be sold at NAV plus a sales load. The Board believes, however, that the closed-end structure is desirable in light of the Fund’s investment objective and policies. Therefore, you should assume that it is not likely that the Board would vote to convert the Fund to an open-end fund.

To liquidate the Fund, the Fund’s Agreement and Declaration of Trust requires the favorable vote of a majority of the Board followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of the Trustees, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund will be required.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Agreement and Declaration of Trust, each class and series of the Fund will vote together as a single class, except to the extent required by the 1940 Act or the Fund’s Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required. The Board has determined that the provisions with respect to the Board and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end management investment company, commonly referred to as a closed-end fund. Closed-end funds differ from open-end funds, which are generally referred to as mutual funds, in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “NAV,” less any applicable redemption fee or “back end” sales charge. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for Common Shares or other programs intended to reduce the discount. There is no guarantee or assurance that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the Common Shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the shareholders of the Fund.

REPURCHASE OF COMMON SHARES

Shares of closed-end investment companies often trade at a discount to their NAVs, and the Fund’s Common Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of the Fund’s Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund. See “Net Asset Value.” Although the Fund’s Common Shareholders will not have the right to redeem their Common Shares, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV. There is no assurance that, if action is undertaken to repurchase or tender for Common Shares, such action will result in the Common Shares trading at a price which approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Fund’s Common Shares, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund’s expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal stock exchange on which the Common Shares are traded.

TAX MATTERS

Federal Tax Matters

The discussion below and in the Statement of Additional Information provides general tax information related to an investment in the Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund.

The Fund invests primarily in securities the income of which is exempt from federal regular income tax and AMT. Consequently, the regular monthly dividends you receive will generally be exempt from federal regular income tax and AMT. A portion of these dividends, however, may be subject to AMT.

Although the Fund does not seek to realize taxable income or capital gains, the Fund may realize and distribute taxable income or capital gains from time to time as a result of the Fund’s normal investment activities. The Fund will distribute at least annually any taxable income or realized capital gains. Distributions of net short-term gains are taxable as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Common Shares. Dividends will not qualify for a dividends received deduction generally available to corporate shareholders.

Each year, you will receive a year-end statement designating the amounts of tax exempt dividends, capital gain dividends and ordinary income dividends paid to you during the preceding year, including the source of investment income by state. You will receive this statement from the firm where you purchased your Common Shares if you hold your investment in street name. The Fund will send you this statement if you hold your Common Shares in registered form.

The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash.

In order to avoid corporate taxation of its taxable income and be permitted to pay tax exempt dividends, the Fund must elect to be treated as a regulated investment company under Subchapter M of the Code and meet certain requirements that govern the Fund’s sources of income, diversification of assets and distribution of earnings to shareholders. The Fund intends to make such an election and meet these requirements. If the Fund failed to do so, the Fund would be required to pay corporate taxes on its taxable income and all the distributions would be taxable as ordinary income to the extent of the Fund’s earnings and profits. In particular, in order for the Fund to pay tax exempt dividends, at least 50% of the value of the Fund’s total assets must consist of tax exempt obligations on a quarterly basis. The Fund intends to meet this requirement. If the Fund failed to do so, it would not be able to pay tax exempt dividends and your distributions attributable to interest received by the Fund from any source would be taxable as ordinary income to the extent of the Fund’s earnings and profits.

The Fund may at times buy tax exempt securities at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For federal income tax purposes, some or all of any market discount that is other than de minimis will be included in the Fund’s ordinary income and will be taxable to shareholders as such when it is distributed.

The Fund may be required to withhold taxes on certain of your dividends if you have not provided the Fund with your correct taxpayer identification number (if you are an individual, normally your Social Security number), or if you are otherwise subject to back-up withholding. If you receive Social Security benefits, you should be aware that tax exempt dividend income is taken into account in calculating the amount of these benefits that may be subject to federal income tax. If you borrow money to buy Fund shares, you may not be permitted to deduct the interest on that loan. Under federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in Common Shares upon the deductibility of interest payable by the holder.

State and Local Tax Matters

The exemption from federal income tax for exempt-interest dividends does not necessarily result in exemption for such dividends under the income or other tax laws of any state or local taxing authority. In some states, the portion of any exempt-interest dividend that is derived from interest received by a regulated investment company on its holdings of that state’s securities and its political subdivisions and instrumentalities is exempt from that state’s income tax. Therefore, the Fund will report annually to its shareholders the percentage of interest income earned by the Fund during the preceding year on tax exempt obligations indicating, on a state-by-state basis, the source of such income. Shareholders of the Fund are advised to consult with their own tax advisors about state and local tax matters.

Please refer to the Statement of Additional Information for more detailed information. You are urged to consult your tax advisor.

UNDERWRITING

Subject to the terms and conditions of a purchase agreement dated                     , each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter the number of Common Shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares
Total

The purchase agreement provides that the obligations of the underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel under the purchase agreement and to certain other conditions. The underwriters are obligated to purchase all of the Common Shares (other than those covered by the over-allotment described below) if any of the Common Shares are purchased. In the purchase agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the underwriters may be required to make for any of those liabilities.

The underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $.            per Common Share. The sales load the Fund will pay of $.675 per Common Share is equal to 4.5% of the initial offering price. The underwriters may allow, and the dealers may reallow, a discount not in excess of $            per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed.

The following table shows the public offering price, sales load and proceeds before and after expenses to the Fund. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share		Without Option	With Option
Public offering price		$15.00	$	$
Sales load		$.675	$	$
Proceeds, before expenses, to the Fund		$14.325	$	$
Proceeds, after expenses, to the Fund	$		$	$

The expenses of the offering are estimated at $            and are payable by the Fund. The Fund has agreed to pay the underwriters $            per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The Adviser has agreed to pay organizational expenses and offering costs of the Fund (other than sales load, but including the reimbursement of underwriters expenses) that exceed $            per Common Share.

The Fund has granted the underwriters an option to purchase up to             additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any over-allotments. If the underwriters exercise this option, each will be obligated, subject to conditions contained in the purchase agreement, to purchase a number of additional Common Shares proportionate to that underwriter’s initial amount reflected in the above table.

Until the distribution of the Common Shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing Common Shares. However, the representatives may engage in transactions that stabilize the price of Common Shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representatives may reduce that short position by purchasing Common Shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above. The underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of Common Shares to stabilize its price or to reduce a short position may cause the price of Common Shares to be higher than it might be in the absence of such purchases.

Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of Common Shares. In addition, neither we nor any of the underwriters make any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the purchase agreement without the prior written consent of the underwriters, except for the sale of the Common Shares to the underwriters pursuant to the purchase agreement and the sale of Common Shares pursuant to the Fund’s Dividend Reinvestment Plan.

The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund’s portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market markers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

The Common Shares will be sold to ensure that New York Stock Exchange distribution standards (round lots, public shares and aggregate market value) will be met.

The Adviser has also agreed to pay a fee to             payable quarterly at the annual rate of             % of the Fund’s Managed Assets during the continuance of the investment management agreement or other advisory agreement between the Adviser and the Fund. The sum of this fee plus the amount of the expense reimbursement of $            per Common Share payable by the Fund to the underwriters will not exceed             % of the total price to the public of the Common Shares offered hereby; provided, that in determining when the maximum amount has been paid the value of each of the quarterly payments shall be discounted at the annual rate of             % to the closing date of this offering.             has agreed to provide certain after-market support services to the Adviser designed to maintain the visibility of the Fund on an ongoing basis, to provide relevant information, studies or reports regarding the Fund and the closed-end investment company and asset management industries and to provide information to and consult with the Adviser with respect to applicable strategies designed to address market discounts, if any.

The principal business address of                                          is                                         .

CUSTODIAN AND TRANSFER AGENT

The Custodian of the assets of the Fund is [TBD]. The Custodian performs custodial, fund accounting and portfolio accounting services.                                                  , P.O. Box 43011, Providence, RI 02940-3011, will serve as the Fund’s Transfer Agent and Dividend Disbursing Agent.

LEGAL OPINIONS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Dickstein Shapiro Morin & Oshinsky LLP and for the underwriters by                                         . Dickstein Shapiro Morin & Oshinsky LLP and                                          may rely as to certain matters of Delaware law on the opinion of Reed Smith, LLP.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A

RATINGS OF INVESTMENTS

Standard and Poor’s Long-Term Debt Rating Definitions

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C—The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

Moody’s Investors Service Long-Term Bond Rating Definitions

AAA—Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA—Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA—Bonds which are rated BAA are considered as medium- grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA—Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA—Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA—Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Long-Term Debt Rating Definitions

AAA—Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA—Bonds considered to be investment grade and of very high credit quality. The obligor’s ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A—Bonds considered to be investment grade and of high credit quality. The obligor’s ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB—Bonds considered to be investment grade and of satisfactory credit quality. The obligor’s ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB—Bonds are considered speculative. The obligor’s ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B—Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor’s limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC—Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC—Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C—Bonds are imminent default in payment of interest or principal.

Moody’s Investors Service Commercial Paper Ratings

Prime-1—Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well-established industries; High rates of return on funds employed; Conservative capitalization structure with moderate reliance on debt and ample asset protection; Broad margins in earning coverage of fixed financial charges and high internal cash generation; and Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard and Poor’s Commercial Paper Ratings

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Fitch Ratings Commercial Paper Rating Definitions

FITCH-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

FITCH-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

                     Shares

Federated Tax Exempt Term Trust

Common Shares

$            Per Share

PROSPECTUS

                , 2009

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any where the offer or sale is not permitted.

FEDERATED TAX EXEMPT TERM TRUST

STATEMENT OF ADDITIONAL INFORMATION

Federated Tax Exempt Term Trust (the “Fund”) is a newly organized, diversified, closed-end management investment company. This Statement of Additional Information relating to Common Shares does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated                                         . This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the prospectus prior to purchasing such Common Shares. You may request a free copy of the prospectus by calling 1-800-341-7400 or from the Fund’s website (http://www.federatedinvestors.com). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the prospectus.

This Statement of Additional Information is dated                                 .

USE OF PROCEEDS

The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies as stated below. The Fund currently anticipates that it will be able to invest primarily in tax exempt securities that meet the Fund’s investment objective and policies within approximately three months after the completion of the offering, also referred to as the invest-up period. During the invest-up period, it is anticipated that the proceeds may be invested in short-term, high quality securities, which may generate taxable income.

INVESTMENT STRATEGIES

After the initial invest-up period, the tax exempt securitie sin the Fund’s portfolio are expected to have a dollar-weighted average maturity at the time of purchase approximately equal to the Fund’s termination date. Over time, the Fund’s dollar-weighted average portfolio maturity is expected to shorten in relation to the remaining term of the Fund. However, there is no assurance that the Fund will achieve any particular NAV at the termination date.

The Fund’s average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund’s portfolio, except that: (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature; (2) variable-rate securities subject to a demand feature are deemed to mature on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand; (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand; and (4) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund’s securities at the time of calculation.

The Fund may depart from its principal investment strategy in response to adverse economic, market or political conditions by taking temporary positions in any high-quality, short-term securities or cash that may be either tax exempt or taxable. If the Fund takes a temporary position, it may be unable to achieve its investment objective.

FUNDAMENTAL INVESTMENT OBJECTIVE, POLICY AND LIMITATIONS

The following fundamental investment objective, policy and limitations may not be changed by the Fund’s Board without the approval of the holders of a majority of (1) the outstanding Common Shares and Preferred Shares (if any) voting together as a class, and (2) the outstanding Preferred Shares (if any), voting as a separate class. When used with respect to particular shares of the Fund, “majority of the outstanding” means (a) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (b) more than 50% of the shares, whichever is less.

2

Investment Objectives

The Fund’s investment objective is to provide current income exempt from federal regular income tax and alternative minimum tax (“AMT”) and then to liquidate on or about                                          and distribute all of the Fund’s net assets to shareholders.

Investment Policy

The Fund will invest its assets so that at least 80% of the income that it distributes will be exempt from federal regular income tax.

Investment Limitations

Concentration. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, but may invest more than 25% of its total assets in securities of issuers in the same economic sector. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.

Diversification of Investments. With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.

Underwriting. The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

Investing in Real Estate. The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

3

Investing in Commodities. The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Lending. The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

Borrowing Money and Issuing Senior Securities. The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

The Fund may become subject to guidelines which are more limiting than its investment restrictions in order to obtain and maintain ratings from an NRSRO on the Preferred Shares that it may issue. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund’s Common Shareholders or the Fund’s ability to achieve its investment objective.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund is also subject to the following non-fundamental investment policies, which may be changed by the Board without shareholder approval.

Investing in Other Investment Companies

The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such additional expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s investment adviser.

The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund’s uninvested cash.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

4

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.”

Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.

INVESTMENT SECURITIES

The following information supplements the discussion of the Fund’s investment securities that are described in the prospectus.

Fixed Income Securities

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer’s earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The Fund may invest in tax exempt securities, which pay interest that is not subject to regular income taxes, including AMT. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

5

Following is a description of non-principal tax exempt securities in which the Fund may invest.

Variable Rate Demand Instruments. Variable rate demand instruments are tax exempt securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Fund treats demand instruments as short-term securities because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond 13 months.

Municipal Notes. Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

Structured Notes

The Fund may invest in “structured” notes, which are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates or the differential performance of two assets or markets, such as indices reflecting taxable and tax exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other assets(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund’s portfolio (and thereby decreasing the Fund’s exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from federal income tax. The Fund will only invest in structured notes if it has received an opinion of counsel for the issuer (or the advice of another authority believed by the Adviser to be reliable) that the interest income on the notes will be exempt from federal income tax. Like other sophisticated strategies, the Fund’s use of structured notes may not work as intended; for example, the change in value of the structured notes may not match very closely the change in the value of bonds that the structured notes were purchased to hedge.

6

Derivative Contracts

Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, indices or other assets or instruments including other derivative contracts (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract is referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

The Fund may also trade derivative contracts OTC in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund’s exposure to the risks of the Reference Instrument, and may also expose the fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

Payment obligations arising in connection with derivative contracts are frequently required to be secured with collateral (in the case of OTC contracts) or margin (in the case of exchange-traded contracts, as previously noted). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.

The Fund may invest in a derivative contract if it is permitted to own, invest in or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:

7

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under that Act. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures).

Option Contracts

Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.

Swaps. Swaps are contracts in which two parties agree to pay each other (swap) the returns derived from underlying assets or instruments with differing characteristics. Most swaps do not involve the delivery of the underlying assets or instruments by either party, and the parties might not own the assets or instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party’s payment. Swap agreements are sophisticated instruments that can take many different forms, and are known by a variety of names including caps, floors and collars. Common swap agreements that the Fund may use include:

Interest Rate Swaps. Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated, notional principal amount of fixed income securities, in return for payments equal to a different fixed or floating rate times the same notional principal amount, for a specific period. For example, a $10 million LIBOR swap would require one party to pay the equivalent of the London Interbank Offer Rate of interest (which fluctuates) on $10 million notional principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million notional principal amount.

8

Caps and Floors. Caps and floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (cap) or below (floor) a certain level in return for a fee from the other party.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset or instrument during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset or instrument.

Municipal Market Data Rate Locks. The Fund may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain. An MMD Rate Lock is a contract between the Fund and an MMD Rate Lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if the Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by the Fund.

Short Sales

The Fund may make short sales of securities as part of its overall portfolio management strategy and to offset potential declines in long positions in securities in the Fund’s portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to municipal bonds, the Fund may engage in short sales on taxable bonds

When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

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If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may also engage in so-called “naked” short sales (i.e., short sales that are not “against the box”), in which case the Fund’s losses could theoretically be unlimited if the Fund is unable for whatever reason to close out its short position. The Fund has the flexibility to engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

If the Fund makes use of short sales for investment and risk management purposes, the Fund will be subject to risks associated with selling short. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the securities have appreciated in value, thus resulting in a loss to the Fund. The Fund may engage in short sales where it does not own or have the right to acquire the security sold short at no additional cost. The Fund’s loss on a short sale theoretically could be unlimited in a case where the Fund is unable, for whatever reason, to close out it short position. In addition, the Fund’s short selling strategies may limit its ability to fully benefit from increases in the markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by the Fund. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Temporary Defensive Investments

The Fund may make temporary defensive investments in the following taxable securities:

Treasury Securities. Treasury securities are direct obligations of the federal government of the United States.

Agency Securities. Agency securities are issued or guaranteed by a federal agency or other government sponsored entity (“GSE”) acting under federal authority. The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities.

Bank Instruments. Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker’s acceptances.

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Corporate Debt Securities. Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities.

Commercial Paper. Commercial paper is an issuer’s obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

Repurchase Agreements. Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and place. The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Fund’s custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

MANAGEMENT OF THE FUND

Board of Trustees

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA. The Federated Fund Complex consists of              investment companies (comprising                  portfolios). Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex; serves for an indefinite term.

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Interested Trustees Background And Compensation

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions	Aggregate Compensation From Fund +	Total Compensation From Fund and Federated Fund Complex (past calendar year)

Independent Trustees Background And Compensation

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Positions	Aggregate Compensation From Fund (past fiscal year)+	Total Compensation From Fund and Federated Fund Complex (past calendar year)

OFFICERS**

Name Birth Date Address Positions Held with Fund	Principal Occupation(s) and Previous Positions

Committees of the Board

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year

Board Ownership of Shares in the Fund and in the Federated Family of Investment Companies

Interested Board Member Name	Dollar Range of Shares Owned in Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies

Code of Ethics Restrictions on Personal Trading

As required by SEC rules, the Fund and its Adviser have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

[Insert Code of Ethics information for principal underwriter when available.]

Voting Proxies on Fund Portfolio Securities

The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund’s portfolio. The Board has also approved the Adviser’s policies and procedures for voting the proxies, which are described below.

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Proxy Voting Policies

The Adviser’s general policy is to cast proxy votes in favor of proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: improve the management of a company; increase the rights or preferences of the voted securities; and/or increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.

On matters of corporate governance, generally the Adviser will vote for the full slate of directors nominated in an uncontested election; and for proposals to: require a company’s audit committee to be comprised entirely of independent directors; require independent tabulation of proxies and/or confidential voting by shareholders; reorganize in another jurisdiction (unless it would reduce the rights or preferences of the securities being voted); ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the proposed transaction. The Adviser will vote proxies in contested elections of directors in accordance with the

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general policy, based upon its analysis of the opposing slates and their respective proposed business strategies. Some transactions may also involve proposed changes to the company’s corporate governance, capital structure or management compensation. The Adviser will vote on such changes based on its evaluation of the proposed transaction or contested election. In these circumstances, the Adviser may vote in a manner contrary to the general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Adviser decides to vote against a proposed transaction, it may vote for anti-takeover measures reasonably designed to prevent the transaction, even though the Adviser typically votes against such measures in other contexts.

The Adviser generally votes against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board.

In addition, the Adviser will not vote if it determines that the consequences or costs outweigh the potential benefit of voting. For example, if a foreign market requires shareholders casting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares.

Proxy Voting Procedures

The Adviser has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. The Adviser has hired                                  (            ) to obtain, vote, and record proxies in accordance with the Proxy Committee’s directions. The Proxy Committee has supplied              with general guidelines that represent decisions made by the Proxy Committee in order to vote common proxy proposals; however, the Proxy Committee retains the right to modify these guidelines at any time or to vote contrary to the guidelines at any time in order to cast proxy votes in a manner that the Proxy Committee believes is consistent with the Adviser’s general policy.              may vote any proxy as directed in the guidelines without further direction from the Proxy Committee and may make any determinations required to implement the guidelines. However, if the guidelines require case-by-case direction for a proposal,              shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to             .

Conflicts of Interest

The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a

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company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to as an “Interested Company.”

The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser have influenced proxy votes. Any employee of the Adviser who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Adviser will vote. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Proxy Voting Guidelines already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Proxy Voting Guidelines require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did.

If the Fund holds shares of another investment company for which the Adviser (or an affiliate) acts as an investment adviser, the Proxy Committee will vote the Fund’s proxies in the same proportion as the votes cast by shareholders who are not clients of the Adviser at any shareholders’ meeting called by such investment company, unless otherwise directed by the Board.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available through Federated’s website. Go to FederatedInvestors.com; select “Products;” select the Fund; then use the link to “Prospectuses and Regulatory Reports” to access the link to Form N-PX. Form N-PX filings are also available at the SEC’s website at www.sec.gov.

Investment Adviser

The Adviser conducts investment research and makes investment decisions for the Fund.

The Adviser is a wholly owned subsidiary of Federated.

Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay for the investment advisory services and facilities provided by the

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Adviser a fee payable monthly in arrears at an annual rate equal to     % of the average daily value of the Fund’s Managed Assets (the “Management Fee”). The Adviser has contractually agreed to waive receipt of a portion of its Management Fee in the amount of     % of the average daily value of the Fund’s Managed Assets for the first              years of the Fund’s operations (through                     ), and for a declining amount for an additional              years (through                     ). Managed Assets means the total assets of the Fund including any assets financed through the creation of tender option bond trusts, and assets attributable to any Preferred Shares or borrowings that may be outstanding, minus the sum of accrued liabilities (other than indebtedness attributable to financial leverage). The liquidation preference on the Preferred Shares is not a liability. This means that during periods in which the Fund is using leverage, the fee paid to the Adviser will be higher than if the Fund did not use leverage because the fee is calculated as a percentage of the Fund’s Managed Assets, which include those assets purchased with leverage.

The Adviser shall not be liable to the Fund or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Fund.

[Insert discussion of Board’s review of investment advisory agreement & review of financial information about Federated, including reports on compensation and benefits Federated derives from its relationships with the Federated Funds]

Portfolio Manager Information

The following information about the Fund’s Portfolio Managers is provided as of the most recent practicable date [February     , 2009].

Types of Accounts Managed by Mary Jo Ochson	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	# / $	# / $
Other Pooled Investment Vehicles	# / $	# / $
Other Accounts	# / $	# / $

Dollar value range of shares owned in the Fund: [none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000].

[disclosure regarding portfolio manager compensation here]

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Types of Accounts Managed by R. J. Gallo	Additional Accounts Managed/ Total Assets	Additional Accounts Managed include these accounts/ Total Assets that are Subject to Performance Fees
Registered Investment Companies	# / $	# / $
Other Pooled Investment Vehicles	# / $	# / $
Other Accounts	# / $	# / $

Dollar value range of shares owned in the Fund: [none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000].

[disclosure regarding portfolio manager compensation here]

Custodian

                     is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street.

Transfer Agent and Dividend Disbursing Agent

                            maintains all necessary shareholder records. The Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

Independent Auditors

The independent auditor for the Fund,                     , conducts its audits in accordance with auditing standards generally accepted in the United States of America, which require it to plan and perform its audits to provide reasonable assurance about whether the Fund’s financial statements and financial highlights are free of material misstatement.

BROKERAGE TRANSACTIONS AND INVESTMENT ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. Fixed income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a security. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund’s Board.

Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser. When the Fund and one or more of those accounts

17

invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the accounts(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Investment decisions, and trading, for certain separately managed or wrap-fee accounts, and other accounts, of the Adviser and/or certain investment adviser affiliates of the Adviser, are generally made, and conducted, independently from the Fund. It is possible that such independent trading activity could adversely impact the prices paid or received and/or positions obtained or disposed of by the Fund.

DESCRIPTION OF SHARES

Common Shares

The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

Preferred Shares

The terms of any Preferred Share issued by the Fund, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust). The Board, without the approval of Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.

Other Shares

The Board (subject to applicable law and the Fund’s Agreement and Declaration of Trust) may authorize an offering, without the approval of the Common Shareholders or Preferred Shareholders, of other classes of shares, or other classes or series of shares, as they determine to be necessary, desirable or appropriate, having such terms, rights, preferences, privileges, limitations and restrictions as the Board sees fit. The Fund currently does not expect to issue any other classes of shares, or series of shares, except for the Common Shares and the Preferred Shares.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and as such its Common Shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of

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such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Fund’s Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such Common Shares in the open market or in private transactions, the making of a tender offer for such Common Shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would have to comply with the Securities Exchange Act of 1934, as amended, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such Common Shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the New York Stock Exchange, or (b) impair the Fund’s status as a regulated investment company under the Code, (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the New York Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by

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Federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s Managed Assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Fund’s Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is a description of certain federal income tax consequences to a shareholder of acquiring, holding and disposing of Common Shares. The discussion reflects applicable tax laws of the United States as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service retroactively or prospectively.

The Fund intends to elect to be treated and to qualify to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a regulated investment company, the Fund must satisfy certain requirements relating to the source of its income, diversification of its assets and distributions of its income to its shareholders. First, the Fund must derive at least 90% of its annual gross income (including tax exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”). Second, the Fund must diversify its holdings so that, at the close of

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each quarter of its taxable year, (1) at least 50% of the value of its total assets is comprised of cash, cash items, United States government securities, securities of other regulated investment companies and other securities, limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

As a regulated investment company, the Fund will not be subject to federal income tax on income and gains that it distributes each taxable year to its shareholders, provided that in such taxable year it distributes at least 90% of the sum of (1) its “investment company taxable income” (which includes, among other items, dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss and any other taxable income other than “net capital gain” (as defined below) and is reduced by deductible expenses) determined without regard to the deduction for dividends paid and (2) its net tax exempt interest (the excess of its gross tax exempt interest income over certain disallowed deductions). The Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its net short-term capital loss). However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (1) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of undistributed capital gains included in the gross income of the shareholder less the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax exempt interest and any investment company taxable income and net capital gain.

Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a special taxable year election for excise tax purposes) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

Distributions by the Fund of investment company taxable income, if any, whether received in cash or additional shares, will be taxable to shareholders as ordinary income (to the extent of the current or accumulated earning and profits of the Fund) and generally will not qualify for the dividends received deduction in the case of corporate

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shareholders. Net long-term capital gains realized by the Fund and distributed to shareholders in cash or additional shares will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of the Fund. Distributions by the Fund that do not constitute ordinary income dividends, capital gain distributions or exempt-interest dividends (as defined below) will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

The Fund intends to invest in sufficient tax exempt securities to permit payment of “exempt-interest dividends” (as defined in the Code). Except as provided below, exempt-interest dividends paid to Common Shareholders are not includable in the holder’s gross income for federal income tax purposes.

If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Common Shareholders.

Prior to purchasing shares in the Fund, an investor should carefully consider the impact of dividends which are expected to be or have been declared, but not paid. Any dividend declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend.

Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to holders of common shares of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the holder of common shares) on December 31.

The Internal Revenue Service’s position in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and its Preferred Shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between Common Shareholders and Preferred Shareholders in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Capital gain dividends and ordinary income dividends will similarly be allocated between the two classes.

22

Exempt-interest dividends are included in determining what portion, if any, of a person’s Social Security and railroad retirement benefits will be includable in gross income subject to federal income tax.

Although exempt-interest dividends generally may be treated by Common Shareholders as items of interest excluded from their gross income, each Common Shareholder is advised to consult his tax advisor with respect to whether exempt-interest dividends retain their exclusion if the shareholder would be treated as a “substantial user,” or a “related person” of a substantial user, of the facilities financed with respect to any of the tax exempt obligations held by the Fund.

Federal income tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain “private activity bonds” is an item of tax preference subject to the alternative minimum tax on individuals and corporations. In addition, for corporations alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income (“adjusted current earnings”) and the amount otherwise determined to be the alternative minimum taxable income. Interest on municipal bonds, and therefore all exempt-interest dividends received from the Fund, are included in calculating adjusted current earnings. Accordingly, investment in the Fund could cause Common Shareholders to be subject to or result in an increased liability under the AMT. The Fund will annually supply Common Shareholders a report indicating the amount and nature of amounts distributed to them.

The redemption, sale or exchange of Common Shares normally will result in capital gain or loss to Common Shareholders who hold their Common Shares as capital assets. Generally, a Common Shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year even though the increase in value in such common shares is attributable to tax exempt interest income. In addition, gain realized by the Fund from the disposition of a tax exempt security that is attributable to accrued market discount will be treated as ordinary income rather than capital gain, and thus may increase the amount of ordinary income dividends received by Common Shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains will be taxed at a maximum rate of     % (or     % for capital assets that have been held for more than five years and whose holding periods began after                     ), while short-term capital gains and other ordinary income will currently be taxed at a maximum rate of     %. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate may be higher in certain circumstances.

All or a portion of a sales charge paid in purchasing Common Shares cannot be taken into account for purposes of determining gain or loss on the redemption, sale or exchange of such Shares within 90 days after their purchase to the extent Common Shares or shares of another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of

23

such charge will result in an increase in the shareholder’s tax basis in the shares subsequently acquired. In addition, no loss will be allowed on the redemption, sale or exchange of Common Shares if the Common Shareholder purchases other Common Shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire shares that are substantially identical to Common Shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of Common Shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received with respect to such Common Shares and, if not disallowed, such losses will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such Common Shares.

In order to avoid a     % federal excise tax, the Fund must distribute or be deemed to have distributed by December 31 of each calendar year the sum of at least 98% of its taxable ordinary income for such year, at least 98% of its capital gain net income (the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and capital gain net income for the prior year that was not distributed during such year and on which the Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that it generally will not be required to pay the excise tax.

If in any tax year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s earnings and profits.

The Fund is required to withhold tax at a rate equal to the fourth lowest rate applicable to unmarried individuals (currently,     %) on taxable dividends and certain other payments paid to non-corporate shareholders who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their Social Security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against the shareholder’s federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

The foregoing is a general and abbreviated summary of the provisions of the Code and the Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and the Treasury

24

Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Common Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal income taxation of the Fund and the income tax consequences to its holders of Common Shares.

PERFORMANCE AND RELATED COMPARATIVE INFORMATION

Tax Equivalency Table

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the Fund. The interest earned by the municipal securities owned by the Fund generally remains free from federal income tax. However, some of the Fund’s income may be subject to state or local taxes.

Taxable Yield Equivalent for 2009

Multistate Municipal Fund

Federal Income Tax Bracket

	10.00%	15.00%	27.00%	30.00%	35.00%	38.60%
Joint Return

Single Return

Tax Exempt Yield	Taxable Yield Equivalent

25

Note: The maximum marginal tax rate for each bracket was used in calculating the taxable yield equivalent.

Performance Comparisons

Advertising and sales literature may include:

•	references to ratings, rankings and financial publications and/or performance comparisons of Common Shares to certain indices;

•

charts, graphs and illustrations using the Fund’s returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

•	discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager’s views on how such developments could impact the Fund; and

•	information about the mutual fund industry from sources such as the Investment Company Institute.

The Fund may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills. Advertisements may contain a chart showing average tax-adjusted returns and volatility of returns for the last 10 years ending                      for indices of municipal bonds, corporate bonds, U.S. Treasury securities, high-yield securities, mortgage-backed securities, the S&P 500, the Russell 2000 and NASDAQ.

The Fund may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio

26

compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

Lipper Analytical Services, Inc.

Lipper Analytical Services, Inc. ranks funds in various fund categories based on total return.

Morningstar, Inc.

Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns.

Money

Money, a monthly magazine, regularly ranks money market funds in various categories based on the latest available seven-day effective yield.

[Lehman Brothers Municipal Bond Index]

[Lehman Brothers Municipal Bond Index is an unmanaged broad based total return performance benchmark for the long-term, investment grade bond market.]

FEDERATED INVESTORS, INC.

Federated is dedicated to meeting investor needs by making structured, straightforward and consistent investment decisions. Federated investment products have a history of competitive performance and have gained the confidence of thousands of financial institutions and individual investors.

Federated’s disciplined investment selection process is rooted in sound methodologies backed by fundamental and technical research. At Federated, success in investment management does not depend solely on the skill of a single portfolio manager. It is a fusion of individual talents and state-of-the-art industry tools and resources. Federated’s investment process involves teams of portfolio managers and analysts, and investment decisions are executed by traders who are dedicated to specific market sectors and who handle trillions of dollars in annual trading volume.

Municipal Funds. In the municipal sector, as of                     , Federated managed      bond funds with approximately $     billion in assets and      money market funds with approximately $     billion in total assets. In 1976, Federated introduced one of the first municipal bond mutual funds in the industry and is now one of the largest institutional buyers of municipal securities. The Funds may quote statistics from organizations including The Tax Foundation and the National Taxpayers Union regarding the tax obligations of Americans.

27

The Chief Investment Officers responsible for oversight of the various investment sectors within Federated are William D. Dawson III—Global and Fixed Income and Stephen F. Auth—Federated Global and Equity. The Chief Investment Officers are Executive Vice Presidents of the Federated advisory companies.

EXPERTS

The financial statements of the Fund at                      appearing in this Statement of Additional Information have been audited by                     , independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares offered hereby, has been filed by the Fund with the Securities and Exchange Commission, Washington, D.C. The prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in the prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge on the EDGAR Database at the Commission’s website at http://www.sec.gov or at the Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

INDEPENDENT AUDITORS’ REPORT

[To be provided]

28

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Cash	$
Deferred Offering Costs

Total Assets

Liabilities:

Offering Costs Payable

Total Liabilities

Net Assets ( shares of $0.01 par value shares of beneficial interest issued and outstanding; unlimited authorized shares)	$

Net Asset Value Per Share		$
Maximum Offering Price Per Share ( of $ )		$

NOTES TO FINANCIAL STATEMENTS

1.	Organization

Federated Tax Exempt Term Trust (“the Fund”) was organized as a Delaware Statutory Trust on February 10, 2009. The Fund has had no operations to date other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and [the sale and issuance to Federated Investment Management Company (“the Investment Adviser”), a wholly owned subsidiary of Federated Investors, Inc., of              shares of beneficial interest at an aggregate purchase price of $            .]

2.	Accounting Policies

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

3.	Investment Adviser and Related Parties

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Adviser to serve as investment manager to the Fund. Pursuant to the Agreement, the Fund pays the Investment Adviser an annual management fee, payable daily, at the annual rate of     % of the Fund’s average daily net assets.

29

In order to reduce fund expenses, the Investment Adviser has contractually agreed to waive a portion of its management fee at the annual rate of     % of the Fund’s average daily net assets, not inclusive of any net assets attributable to any preferred shares that may be issued, from the commencement of operations through                     , and for a declining amount thereafter through                     .

                     (“            ”), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to              is based on a scale that ranges from     % to     % of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $             minimum per portfolio and $             per each additional class.

4.	Organization Expenses and Offering Costs

Based on an estimated Fund offering of                      shares, organization expenses and offering costs are estimated to be $            . The Investment Advisor has agreed to pay i) all organizational costs; and ii) the amount by which the aggregate of all of the Fund’s offering costs (other than sales load) exceed $             per share. Such amount to be paid by the Investment Adviser is $            . The Fund will pay offering costs estimated at $             from the proceeds of the offering. Offering costs paid by the Fund will be charged as a reduction of paid-in capital at the completion of the Fund offering.

5.	Federal Income Taxes

The Fund intends to comply with the provisions of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to federal excise tax.

6.	Contingent Receivable from Investment Adviser

In the event that the public offering of the Fund does not occur, the Investment Adviser has agreed to reimburse the Fund for all offering costs.

30

Addresses

FEDERATED TAX EXEMPT TERM TRUST

Federated Investors Funds

5800 Corporate Drive

Pittsburgh, PA 15237-7000

Underwriter

Investment Adviser

Federated Investment Management Company

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, PA 15222-3779

Custodian

Transfer Agency and Dividend Disbursing Agent

Independent Auditors

31

PART C

OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1.	Financial Statements

To be filed by amendment.

2.	Exhibits

(a)	(i) Certificate of Trust is incorporated by reference to Registrant’s Initial Registration Statement filed on Form N-2 on February 10, 2009 (File Nos. 333-157221 and 811-22278).

(ii) Certificate of Amendment to Certificate of Trust is filed herewith.

(iii) Agreement and Declaration of Trust (to be filed by amendment).

(b)	Bylaws (to be filed by amendment).

(c)	Not applicable.

(d)	Copies of the constituent instruments defining the rights of the holders of the securities (to be filed by amendment).

(e)	Dividend Reinvestment Plan (to be filed by amendment).

(f)	Not applicable.

(g)	Investment Advisory Agreement between the Fund and Federated Investment Management Company (to be filed by amendment).

(h)	Copy of underwriting agreement or distribution contract (to be filed by amendment).

(i)	Not applicable.

(j)	Custodian Agreement (to be filed by amendment).

(k)	Copies of all other material contracts not made in the ordinary course of business (to be filed by amendment).

(l)	Form of Opinion and Consent of Counsel as to legality of shares being registered (to be filed by amendment).

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Form of Initial Capital Understanding (to be filed by amendment).

(q)	Not applicable.

(r)	The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/2005, from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A, filed with the Commission on February 25, 2005. (File Nos. 33-31602 and 811-5950).

Item 26.	Marketing Arrangements

Not applicable.

Item 27.	Other Expenses of Issuance and Distributions

The following table sets forth the estimated expenses expected to be incurred in connection with the Offer described in this Registration Statement (to be provided by amendment).

Description of Fees and Expenses*	Estimated Expenses
Registration fees	$
NYSE listing fees	$
Printing	$
Accounting fees and expenses	$
Legal fees and expenses	$
Dealer Manager fees	$
Subscription Agent fees and expenses	$
Information Agent fees and expenses	$
Miscellaneous	$
Total estimated expenses	$

*	To be provided by amendment.

Item 28.	Person Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

Title Of Class	Number Of Record Holders As Of *
Shares of Beneficial Interest, $0.01 par value	[	]*

*	To be provided by amendment.

Item 30.	Indemnification

Indemnification is provided to Officers and Trustees of the Registrant pursuant to Section 4 of Article XI of Registrant’s Declaration of Trust. The Investment Advisory Contract between the Registrant and Federated Investment Management Company (“Adviser”) provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under the Investment Advisory Contract on the part of the Adviser, Adviser shall not be liable to the Registrant or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security. Registrant’s Trustees and Officers are covered by an Investment Trust Errors and Omissions Policy.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by Trustees, Officers, or controlling persons of the Registrant in connection with the successful defense of any act, suit, or proceeding) is asserted by such Trustees, Officers, or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Insofar as indemnification for liabilities may be permitted pursuant to Section 17 of the Investment Company Act of 1940 for Trustees, Officers, and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware of the position of the Securities and Exchange Commission as set forth in Investment Company Act Release No IC-11330. Therefore, the Registrant undertakes that in addition to complying with the applicable provisions of the Declaration of Trust or otherwise, in the absence of a final decision on the merits by a court or other body before which the proceeding was brought, that an indemnification payment will not be made unless in the absence of such a decision, a reasonable determination based upon factual review has been made (i) by a majority vote of a quorum of non-party Trustees who are not interested persons of the Registrant or (ii) by independent legal counsel in a written opinion that the indemnitee was not liable for an act of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. The Registrant further undertakes that advancement of expenses incurred in the defense of a proceeding (upon undertaking for repayment unless it is ultimately determined that indemnification is appropriate) against an Officer, Trustee, or controlling person of the Registrant will not be made absent the fulfillment of at least one of the following conditions: (i) the indemnitee provides security for his undertaking; (ii) the Registrant is insured against losses arising by reason of any lawful advances; or (iii) a majority of a quorum of disinterested non-party Trustees or independent legal counsel in a written opinion makes a factual determination that there is reason to believe the indemnitee will be entitled to indemnification.

Item 31.	Business and Other Connections of Investment Adviser

For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of the Trustees and of the Officers of the Investment Adviser will be filed by amendment in Part B of this Registration Statement under “Who Manages and Provides Services to the Fund?” The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson (a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Wilson, Halbrook & Bayard, P.A.), 800 Delaware Avenue, P.O. Box 2305, Wilmington, DE 19899-2305. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.

The remaining Officers of the Investment Adviser are:

President/ Chief Executive Officer:	John B. Fisher

Vice Chairman:	William D. Dawson, III

Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Joseph M. Balestrino

Randall S. Bauer

Jonathan C. Conley

Deborah A. Cunningham

Mark E. Durbiano

Donald T. Ellenberger

Susan R. Hill

Robert M. Kowit

Jeffrey A. Kozemchak

Mary Jo Ochson

Robert J. Ostrowski

Ihab Salib

Paige Wilhelm

Vice Presidents:	G. Andrew Bonnewell Hanan Callas Jerome Conner James R. Crea, Jr.

Karol Crummie

Lee R. Cunningham, II

B. Anthony Delserone, Jr.

Bryan Dingle

William Ehling

Ann Ferentino

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Kathryn P. Glass

Patricia L. Heagy

William R. Jamison

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Tracey Lusk

Marian R. Marinack

Natalie F. Metz

Thomas J. Mitchell

Joseph M. Natoli

Bob Nolte

Mary Kay Pavuk

Jeffrey A. Petro

John Polinski

Rae Ann Rice

Brian Ruffner

Roberto Sanchez-Dahl, Sr.

John Sidawi

Michael W. Sirianni, Jr.

Christopher Smith

Kyle Stewart

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Paolo H. Valle

Stephen J. Wagner

Mark Weiss

George B. Wright

Assistant Vice Presidents:	Jason DeVito Timothy Gannon James Grant Ann Kruczek Christopher McGinley Ann Manley Keith Michaud Karl Mocharko Joseph Mycka Nick Navari Gene Neavin Liam O’Connell Amy Tetlow

Secretary:	G. Andrew Bonnewell

Treasurer:	Thomas R. Donahue

Assistant Treasurer:	Denis McAuley, III

Item 32.	Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Registrant	Reed Smith LLP Investment Management Group (IMG) Federated Investors Tower 12th Floor 1001 Liberty Avenue Pittsburgh, PA 15222-3779 (Notices should be sent to the Agent for Service at above address)

Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561

(“Transfer Agent and Dividend Disbursing Agent”)	P.O. Box 43011 Providence, RI 02940-3011

Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Federated Investment Management Company (“Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779

Custodian — to be determined

Item 33.	Management Services

None.

Item 34.	Undertakings

1.	The Registrant hereby undertakes to suspend the offering of the shares until it amends its prospectus if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	The Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act.

3.	The Registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by underwriters during the subscription period, the amount of unsubscribed securities to be purchased by underwriters, and the terms of any subsequent reoffering thereof. The Registrant hereby undertakes to file a post-effective amendment to set forth the terms of such offering if any public offering by the underwriters of the securities being registered is to be made on terms differing from those set forth on the cover page of the prospectus.

4.	(a)	The Registrant hereby undertakes to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement: (1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (2) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and (3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)	The Registrant hereby undertakes that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c)	The Registrant hereby undertakes to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d)

The Registrant hereby undertakes that, for the purpose of determining liability under the 1933 Act to any purchaser, if the Registrant is subject to Rule 430C [17 CFR 230.430C]: Each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the 1933 Act [17 CFR 230.497(b), (c), (d) or (e)] as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the 1933 Act [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e)	That for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser: (1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the 1933 Act [17 CFR 230.497]; (2) the portion of any advertisement pursuant to Rule 482 under the 1933 Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and (any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(5)	(a)	The Registrant hereby undertakes that for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)	The Registrant hereby undertakes for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)	The Registrant hereby undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, and the Commonwealth of Pennsylvania, on the 18th day of February, 2009.

FEDERATED TAX EXEMPT TERM TRUST (formerly, Federated Municipal Term Trust)

By:	/s/ Gregory Hirst
Gregory Hirst President, Treasurer and Trustee

Pursuant to the requirements of the Securities Act of 1933, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Gregory Hirst	President and Principal Executive Officer, Treasurer and Principal Financial Officer, and Trustee	February 18, 2009

Gregory Hirst